Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), I, Bob Petrou, hereby certify that, to my knowledge:
(i)    the Company’s Quarterly Report on Form 10-Q of NantHealth, Inc. for the quarter ended June 30, 2021 to which this Certification is attached as Exhibit 32.2 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Exchange Act, and
(ii)    that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NantHealth, Inc.

Date:	August 6, 2021	By:	/s/ Bob Petrou
Bob Petrou
Chief Financial Officer
(Principal Financial and Accounting Officer)

This certification accompanies the Quarterly Report on Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of NantHealth, Inc. under the Securities Act of 1933, as amended, or the Exchange Act (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.